Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2011 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2012.

/s/R. Randall Rollins
R. Randall Rollins, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2011 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2012.

/s/ Henry B. Tippie
Henry B. Tippie, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2011 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2012.

/s/ Wilton Looney
Wilton Looney, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2011 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2012.

/s/ James B. Williams
James B. Williams, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2011 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2012.

/s/ Bill J. Dismuke
Bill J. Dismuke, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2011 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2012.

/s/ Thomas J. Lawley
Thomas J. Lawley, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2011 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2012.

/s/ Larry L. Prince
Larry L. Prince, Director